SUPPLEMENT DATED DECEMBER 30, 2010
TO PROSPECTUSES DATED MAY 1, 1989
THE EQUITY PROTECTOR &
THE EXECUTIVE EQUITY PROTECTOR
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

THE EQUITY PROTECTOR:

Please delete the following paragraph from your prospectus under “Optional Cash Value Charges – Increases in the Specified Amount of Policy”:

In the month the increase occurs, an administrative fee will be charged to compensate Western Reserve for the costs in effectuating the change.  The charge, which will not be increased, will equal $2.40 per $1,000 of increase for an insured in the attained age range 0-29, $3.60 per $1,000 of increase for an insured in the attained age range 30-39, and $4.80 per $1,000 of increase for an insured in the attained age range 40 and above.  Western Reserve does not anticipate that it will make any profit on this charge.
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THE EXECUTIVE EQUITY PROTECTOR:

Please delete the following paragraph from your prospectus under “Optional Cash Value Charges – Increases in the Specified Amount of Policy”:

In the month the increase occurs, an administrative fee of $3.60 per $1,000 of increase will be charged to compensate Western Reserve for the costs in effectuating the change.  This charge will not be increased.  Western Reserve does not anticipate that it will make any profit on this charge.

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THE EQUITY PROTECTOR & THE EXECUTIVE EQUITY PROTECTOR:

Please note the following:

You may apply to increase the Specified Amount of your Policy without incurring a charge for effectuating the change.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 1989 PRODUCT PROSPECTUS